Nations Outlook Variable Annuity Series II/IIR/III

File No. 333-101954

Separate Account Seven

Hartford Life Insurance Company

Supplement Dated June 6, 2007 to the Prospectus Dated May 1, 2007

The third paragraph under Section 7.d. in the sub-heading “How is the charge for this rider calculated?” is deleted and replaced with the following:

We reserve the right to increase the charge for this rider up to a maximum rate of 0.75%.

In Appendix A, the columns headings under “Minimum Initial Premium” should be reversed.

Effective July 30, 2007, the following changes are made to your prospectus:

HARTFORD CAPITAL APPRECIATION HLS FUND:

Hartford Capital Appreciation HLS Fund will re-open to all investors. All references in the prospectus to the fund being closed are deleted.

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-6121